FILED PURSUANT TO RULE 424(b)(3) AND (c)
                                                          FILE NUMBER 333-47679



         THIRD PROSPECTUS SUPPLEMENT TO PROSPECTUS DATED MARCH 19, 1998

                                2,425,726 SHARES

                                   LYCOS, INC.

                                  COMMON STOCK



This Third Prospectus Supplement (the "Third Prospectus Supplement") supplements the Prospectus dated March 19, 1998 ("Prospectus"), the Prospectus Supplement dated April 6, 1998 ("Prospectus Supplement"), and the Second Prospectus Supplement dated April 23, 1998 ("Second Prospectus Supplement", and together with the Prospectus and Prospectus Supplement, the "Supplemented Prospectus") of Lycos, Inc. ("Lycos" or the "Company") relating to the public offering, which is not being underwritten, and sale of up to 2,425,726 shares of Common Stock, par value $0.01 per share (the "Shares") of the Company, which may be offered and sold from time to time by certain stockholders of the Company or by pledgees, donees, transferees or other successors in interest that receive such shares as a gift, partnership distribution or other non-sale related transfer (the "Selling Stockholders"). The Company will receive no part of the proceeds of such sales. Of the Shares offered under the Supplemented Prospectus, 1,212,863 Shares were originally issued or reserved for issuance by the Company in connection with the Company's acquisition of Tripod, Inc. ("Tripod"), a Delaware corporation, by and through a merger of a wholly-owned subsidiary of Lycos, Pod Acquisition Corporation, with and into Tripod (the "Acquisition"). The "Selling Stockholders" Section of the Supplemented Prospectus is hereby further supplemented to reflect the two for one stock split effected by the Company after the date of the Prospectus. This Third Prospectus Supplement should be read in conjunction with the Supplemented Prospectus, and is qualified by reference to the Supplemented Prospectus except to the extent that the information herein contained supersedes the information contained in the Supplemented Prospectus. Capitalized terms used in this Third Prospectus Supplement and not otherwise defined herein have the meanings specified in the Supplemented Prospectus.

       THE DATE OF THIS THIRD PROSPECTUS SUPPLEMENT IS SEPTEMBER 11, 1998

                              SELLING STOCKHOLDERS

         On August 25, 1998, the Company distributed shares of Common Stock to those stockholders of record on August 14, 1998 pursuant to a two for one stock split approved by the stockholders of the Company at a special meeting held on August 13, 1998. The table of Selling Stockholders in the Supplemented Prospectus is hereby amended to reflect such distribution pursuant to the stock split and supplemented to specifically include Shares received in such distribution. The following table sets forth as of September 11, 1998 the name of each of the entities and individuals who received Shares through the distribution effected by the stock split, the number of shares of Common Stock that such Selling Stockholder beneficially owns as of such date, the number of shares of Common Stock beneficially owned by each such Selling Stockholder that may be offered for sale from time to time by the Supplemented Prospectus and this Third Prospectus Supplement, the number of shares of Common Stock to be beneficially owned by each such Selling Stockholder assuming the sale of all of the Shares offered by such Selling Stockholders and the percentage of the outstanding shares of the Company's Common Stock to be beneficially owned by each such Selling Stockholder after completion of the offering.

         The Company may amend or supplement the Supplemented Prospectus and this Third Prospectus Supplement from time to time to update the disclosure set forth therein and herein.

                                                       SHARES                                               SHARES
                                                    BENEFICIALLY                                         BENEFICIALLY
                                                      OWNED(1)(2)               SHARES WHICH             OWNED AFTER
                                                  PRIOR TO OFFERING             MAY BE SOLD             OFFERING(1)(2)(3)
                                                                                PURSUANT TO
SELLING STOCKHOLDER                              NUMBER       PERCENT           THIS PROSPECTUS(2)     NUMBER       PERCENT

Michael Agger                                          368       *                           368           ---            *

Daniel Beck                                            350       *                           350           ---            *

Boston Safe Deposit and Trust                       21,402       *                        21,402           ---            *
 Company of New York, Custodian
 of the Individual Retirement Account
 for Michael R. Lissack

Jonathan K. Butler                                     548       *                           548           ---            *

Michelle Chihara                                       146       *                           146           ---            *

Jane Forbes Clark                                   34,740       *                        34,740           ---            *

William P. Collatos                                  5,814       *                         5,814           ---            *

Cowen Investment Partners XXVII                     58,142       *                        58,142           ---            *

Janet M. Daly                                          502       *                           502           ---            *

Andrew G. Ferguson                                   1,458       *                         1,458           ---            *

John O. Fox                                         31,518       *                        31,518           ---            *





Myra D. Fox                                          1,750       *                         1,750           ---            *

Gabelli Multimedia Partners, L.P.                   11,628       *                        11,628           ---            *

Richard A. Gause                                     1,750       *                         1,750           ---            *

GlobeComm, Inc.                                    200,124       *                       200,124           ---            *

Matthew C. Harris                                    5,836       *                         5,836           ---            *

Brian R. Hecht                                      13,968       *                        13,968           ---            *

Allison Hershey                                      5,836       *                         5,836           ---            *

Janet Hershey                                        5,836       *                         5,836           ---            *

Nancy and Charles Hershey                            5,836       *                         5,836           ---            *

Brett P. Hershey                                    48,646       *                        48,646           ---            *

The Interpublic Group of Companies, Inc.           279,058       *                       279,058           ---            *

Dr. Rob C. Jandl                                    17,512       *                        17,512           ---            *

Nathan Kurz                                          6,012       *                         6,012           ---            *

John LaPann                                          5,254       *                         5,254           ---            *

Ann Leibowitz                                        5,836       *                         5,836           ---            *

Massachusetts Capital Resource Company              58,136       *                        58,136           ---            *

David Mayer                                         11,674       *                        11,674           ---            *

Donna Damico                                         5,836       *                         5,836           ---            *

Michael Mayer, Profitsharing                         5,836       *                         5,836           ---            *

Walter C. Minnick                                   14,064       *                        14,064           ---            *

Amy L. Minnick                                         612       *                           612           ---            *

Adam W. Minnick                                        612       *                           612           ---            *

Sally D. Mole                                        1,530       *                         1,530           ---            *

Mavis K. Morris                                        612       *                           612           ---            *

Courtenay E. Morris                                    612       *                           612           ---            *

Virginia B. Morris                                   2,086       *                         2,086           ---            *

Kenneth Morris                                      47,858       *                        47,858           ---            *

Charles H. Mott                                      8,444       *                         8,444           ---            *

Matthew E. Nelson                                    1,458       *                         1,458           ---            *

Bo Peabody                                        182,158(4)     *                        26,104       156,054            *

Bill Peabody                                         4,378       *                         4,378           ---            *

Margaret Peabody                                     4,378       *                         4,378           ---            *






Grace and Wilbur Peabody                             2,918       *                         2,918           ---            *

Margaret and Bill Peabody                            5,836       *                         5,836           ---            *

Mark Peabody                                        11,674       *                        11,674           ---            *

Peretz Family Investments, L.P.                    116,740       *                       116,740           ---            *

James and Marcia Plunkett                            5,836       *                         5,836           ---            *

James W. Plunkett                                    2,918       *                         2,918           ---            *

Marcia Weintraub Plunkett                            2,918       *                         2,918           ---            *

Richard J. Provenzano, M.D.                          2,550       *                         2,550           ---            *

Anthony A. Qaiyum                                    1,990       *                         1,990           ---            *

Rho Management Trust I                             523,230       *                       523,230           ---            *

Ricardo Rosenberg Revocable Trust                   14,230       *                        14,230           ---            *
DTD 10/16/92

Jane and Al Riehl                                    2,918       *                         2,918           ---            *

Susan Roe                                              292       *                           292           ---            *

Ann Rosenberg                                        2,918       *                         2,918           ---            *

David Rothschild                                     2,550       *                         2,550           ---            *

Frederick Rudolph                                    3,516       *                         3,516           ---            *

Richard H. Sabot                                  170,194(5)     *                        33,768       136,426            *

Sabot Family Irrevocable Trust dated                19,262       *                        19,262           ---            *
 October 17, 1997

Sheafe Satterthwaite                                 5,836       *                         5,836           ---            *

Michael S. Seckler                                   5,836       *                         5.836           ---            *

Zelda Stern                                          3,374       *                         3,374           ---            *

Melanie A. Stowell                                   2,918       *                         2,918           ---            *

Laurie and Mark Strunsky                             5,836       *                         5,836           ---            *

Peter S. Willmott                                   52,500       *                        52,500           ---            *

Gordon C. Winston and Mary B. Winston                2,556       *                         2,556           ---            *

Berkshire Capital Investors                          4,696       *                         4,696            --            *

Ellen Joy Bernstein                                    360       *                           360            --            *

James Briggs                                           360       *                           360            --            *

Taylor Briggs                                          240       *                           240            --            *

G. Donald Chandler                                     360       *                           360            --            *

David Coolidge                                         360       *                           360            --            *






Crane & Co.                                            720       *                           720            --            *

Archer B. Des Cognets                                  360       *                           360            --            *

David Fehr                                             360       *                           360            --            *

Allan W. Fulkerson                                     360       *                           360            --            *

Graham Humes                                           360       *                           360            --            *

James Hunter                                         3,600       *                         3,600            --            *

Geore D. Kennedy                                     3,480       *                         3,480            --            *

Josiah O. Low                                          720       *                           720            --            *

Robert E. McGill                                       240       *                           240            --            *

Sterling & Francine Clark Art Institute                720       *                           720            --            *

Charles H. Mott                                      8,804       *                         8,804            --            *

Stephen F. Selig                                       360       *                           360            --            *

Lamson Rheinfrank                                      360       *                           360            --            *

William Sneath                                         360       *                           360            --            *

William Sperry                                         360       *                           360            --            *

Randy A. Stratton                                      360       *                           360            --            *

John W. Thoman                                         360       *                           360            --            *

Lawrence Weber                                         360       *                           360            --            *

Peter S. Willmott                                   53,220       *                        53,220             _            *

Williams College                                     6,840       *                         6,840            --            *

Walter Craigie                                         360       *                           360            --            *

Frank Bell                                             360       *                           360            --            *

Barbara Winslow                                      1,440       *                         1,440            --            *

RES Venture Partner                                    360       *                           360            --            *

Claudine Auge                                          180       *                           180            --            *

Berkshire Life Insurance                             1,080       *                         1,080            --            *

Naomi Pasachoff                                        360       *                           360            --            *

Northern Berkshire Health Systems                      720       *                           720            --            *

Richard D. Deveaux                                     180       *                           180            --            *

Bank of Boston                                       3,600       *                         3,600            --            *

Robert L. Guyett Family Trust                          360       *                           360            --            *

John H. Fitzpatrick                                    720       *                           720            --            *






H.C. Vanderbilt Trust                                1,800       *                         1,800            --            *

Dr. and Mrs. Paul Solomon                              360       *                           360            --            *

Robert Bashevkin                                       360       *                           360            --            *

The Berkshires Management Company                      360       *                           360            --            *

Hugh T. Holland                                        360       *                           360            --            *

Lynn Dennard                                            46       *                            46            --            *

Debra King                                              46       *                            46            --            *

Chip Linehan                                           146       *                           146            --            *

Peter Morris                                           190       *                           190            --            *

Hugh Rienhoff                                          150       *                           150            --            *

Sigrid Van Bladel                                      126       *                           126            --            *

Lou Van Dyck                                            82       *                            82            --            *

Nora Zietz                                             206       *                           206            --            *

Alcyon Ltd.                                          1,794       *                         1,794            --            *

Alexandra R. Alsop                                     180       *                           180            --            *

Candace A. Alsop, Revocable
  Trust dated 8/16/94                                  360       *                           360            --            *

Elizabeth W. Alsop                                     180       *                           180            --            *

Joseph W. Alsop                                        898       *                           898            --            *

Joseph W. Alsop VII                                    180       *                           180            --            *

Stewart J.O. Alsop Trust                               360       *                           360            --            *

Argyropoulos Investors G.P.                            898       *                           898            --            *

Retirement Annuity Plan for
  Employees of the Army and Air
  Force Exchange Service Trust
  by Abbott Capital Management,
  L.P., as Investment Manager                        1,794       *                         1,794            --            *

Mellon Bank, N.A., as Trustee
  for the Bell Atlantic Master
  Trust (North)                                     35,870       *                        35,870           --             *

Brody Family Trust U/T/D 8/15/86                       180       *                           180            --            *

The Bunting Family I Limited
  Liability Company                                  3,586       *                         3,586            --            *

California State Teachers'
  Retirement System                                 62,772       *                        62,772            --            *

Chadwick H. Carpenter, Jr.                              88       *                            88            --            *







The Trustees of the Cheyne
  Walk Trust                                        13,452       *                        13,452            --            *

Crossroads Constitution Limited
  Partnership                                       17,936       *                        17,936

The Ford Foundation                                 17,936       *                        17,936            --            *

Goldman Grandchildren LLC                              652       *                           652            --            *

Goldman Triad Fund LLC                                 244       *                           244            --            *

The Richard & Rhoda Goldman Fund                       898       *                           898            --            *

Hancock Venture Partners IV -
  Partnership Fund L.P.                              8,966       *                         8,966            --            *

Malcolm Hecht, Jr., Trust B DTD
  6/11/83, Kenneth Hecht and
  Alfred J. Moses, Trustees                            538       *                           538            --            *

Michael E. Herman Revocable
  Trust dtd 5/16/90                                    538       *                           538            --            *

Hook Financial, Inc.                                 3,586       *                         3,586            --            *

The Northern Trust Company as Trustee
  for the Illinois Municipal Retirement
  Fund, by Abbott Capital Management,
  L.P., as Investment Manager                        3,586       *                         3,586            --            *

The James Irvine Foundation                          7,172       *                         7,172            --            *

Kaatz Family Limited Partnership                       448       *                           448            --            *

Ewing Marion Kaufman Foundation                     17,936       *                        17,936            --            *

Kleinwort Benson Holdings, Inc.                      1,794       *                         1,794            --            *

William I. Koch                                        898       *                           898            --            *

Bernard M. Kramer M.D. Profit
  Sharing Plan                                        538        *                           538            --            *

The Kroger Co. Retirement Benefit Plan,
  Boston Safe Deposit & Trust Company,
  Trustee                                            7,174       *                         7,174            --            *

Leeway & Co.                                        35,870       *                        35,870            --            *

Meyer Memorial Trust                                 3,586       *                         3,586            --            *

Minnesota Mining and Manufacturing
  Company                                            3,586       *                         3,586            --            *

Mario M. Morino Trust                                  898       *                           898            --            *

Paul C. Nehra, M.D.                                    268       *                           268            --            *

New England Medical Center Hospital, Inc.            1,794       *                         1,794            --            *

Commonwealth of Pennsylvania State
  Employees' Retirement System                      44,836       *                        44,836            --            *






Pomona College                                       5,380       *                         5,380            --            *

Pratt Street Ventures VIII, L.P.                     3,590       *                         3,590            --            *

Francis C. Rienhoff                                    360       *                           360            --            *

Rosenberg Foundation                                   898       *                           898            --            *

James M. Schlater                                      360       *                           360            --            *

Searle Trusts Limited Partnership IX                11,568       *                        11,568            --            *

Residuary Trust Estate Under the Will
  of Frances C. Searle                               1,614       *                         1,614            --            *

Residuary Trust Estate Under the Will
  of John G. Searle                                  4,752       *                         4,752            --            *

Royal & Sun Alliance Trust Co. LTD as
  Trustee of Crossroads Capital IV
  Venture Capital Fund                               3,586       *                         3,586            --            *

Royal & Sun Alliance Trust Co LTD as
  Trustee of Crossroads NEA VI Fund                  5,380       *                         5,380            --            *

Swingyer Partners                                      762       *                           762            --            *

Northern Trust Company as Trustee for
  U.A. Local 467 Pension Trust                       3,586       *                         3,586            --            *

Bankers Trust Company as Trustee of
  the Unilever United States, Inc.
  Master Pension Trust                               5,380       *                         5,380            --            *

Utah Retirement Systems, by Abbott
  Capital Management, L.P., as
  Investment Manager                                12,554       *                       12,554             --            *

Virginia Retirement Systems                         35,870       *                        35,870            --            *

L. Curtis Widdoes, Jr.                                180        *                           180            --            *

Boston Safe Deposit and Trust Company,
  Trustee of the Witco Corporation Master
  Retirement Trust                                   4,484       *                         4,484            --            *

Woodbrook MB Limited Partnership                       898       *                           898            --            *

The Young Men's Christian Association
  Retirement Fund                                    5,380       *                         5,380            --            *

Peter J. Barris                                        164       *                           164            --            *

Frank A. Bonsal, Jr.                                     2        *                            2            --            *

Nancy L. Dorman                                         60       *                            60            --            *

Ronald H. Kase                                          82        *                           82            --            *

C. Richard Kramlich                                    194       *                           194            --            *

Arthur J. Marks                                         16        *                           16            --            *

Thomas C. McConnell                                    132        *                          132            --            *





John M. Nehra                                            4          *                          4            --            *

Charles W. Newhall III                                 128        *                          128            --            *

Abingworth Management Ltd.                              12           *                        12            --            *

Thomas R. Baruch                                        24        *                           24            --            *

Bond/NEA Partners                                        8          *                          8            --            *

Irrevocalbe Trust u/a Frank A. Bonsal,                 162          *                        162            --            *
  dated 2/23/93

James A. Cole                                           72          *                         72            --            *
Debra E. King                                            8           *                         8            --            *

Robert Frank Kuhling, Jr. and Michelle                                                        --             *
  Denise Wilcox, as Co-Trustees of the
  Kuhling-Wilcox 1990 Trust                             24          *                         24            --            *

The Arthur J. Marks Revocable Living Trust
  u/a dated 3/1/85                                     148       *                           148            --           *

McConnell Twins Trust, Ronald H. Kase,
  Trustee, UTA dated 11/11/93                           32       *                            32            --            *

Peter T. Morris                                         82       *                            82            --           *

Donald L. Murfin                                         6         *                           6            --            *

Murfin Grandchildren Irrevocable Trust One              12         *                          12            --           *

Susan L. Nehra                                          52        *                           52            --            *

The Kathryn S. Nehra Trust                              54       *                            54            --            *

The Lauren M. Nehra Trust                               54        *                           54            --            *

Amy Liebno Newhall                                      12         *                          12            --            *

Amy L. Newhall, as custodian for Charles
  Ashton Newhall                                        12          *                         12            --            *

Amy L. Newhall, as custodian for Adair
  Brantley Newhall                                      12         *                          12            --            *

Terry L. Opdendyk                                       24         *                          24            --            *

Mark W. Perry                                           82        *                           82            --            *

Alexander R. Slusky                                      4          *                          4            --            *


*   Less than 1.0%.

(1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date of this Prospectus through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(2) Includes an aggregate of 329,748 shares of Common Stock beneficially owned by the Selling Stockholders that have been deposited in escrow pursuant to the Merger Agreement to secure the respective indemnification obligations of the Selling Stockholders thereunder (the "Escrowed Shares"). Each Selling Stockholder has deposited approximately 11.41% of his shares in the escrow. The Escrowed Shares will be released from escrow on April 30, 1999 only to the extent that no claims have been made against the Escrowed Shares. The Escrowed Shares may not be sold by the Selling Stockholders prior to April 30, 1999, except as otherwise provided in the Escrow Agreement.

(3) Assumes that each Selling Stockholder will sell all of the Shares set forth above under "Shares Which May Be Sold Pursuant to This Prospectus". There can be no assurance that the Selling Stockholders will sell all or any of the Shares offered hereunder.

(4) Includes currently-vested options to purchase 25,536 shares of Lycos common stock by Bo Peabody.

(5) Includes currently-vested options to purchase 18,240 shares of Lycos common stock by Richard Sabot.